UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 10, 2007
                                                          -------------


                    SUNWIN INTERNATIONAL NEUTRACEUTICALS,INC.
             (Exact name of registrant as specified in its charter)


          Nevada                        033-10456              56-2416925
   --------------------------      ---------------------   ------------------
  (State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)


                  6 Youpeng Road, Qufu, Shandong, China 273100
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (86) 537-4424999



          (Former name or former address, if changed since last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act
                                (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
                               (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
                       Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
                       Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01         Other Events.

On April 10, 2007, Sunwin Stevia International Corp., a wholly owned subsidiary, issued a press release announcing it has received several purchase orders from multiple grocery chains, both national and regional, to carry the company's OnlySweet(TM) dietary supplement product line in over 1,700 retail outlets beginning in June 2007.

The press release is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits

         Exhibit 99.1: Copy of press release announcing receipt of purchase orders



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SUNWIN INTERNATIONAL NEUTRACEUTICALS, INC.



Date:  April 10, 2007              By:   /s/ Dongdong Lin
                                          --------------------------
                                          Dongdong Lin
                                          Chief Executive Officer